                                                                    EXHIBIT 10.1


================================================================================








                             CONTRIBUTION AGREEMENT

                                      AMONG

                        THE ENTITIES LISTED ON APPENDIX I

                                       AND

                             ORIGEN FINANCIAL, INC.




                                 OCTOBER 8, 2003


























================================================================================

                                TABLE OF CONTENTS

                                                                                                                Page



1.       CERTAIN DEFINITIONS......................................................................................1

2.       CONTRIBUTION AND ACQUISITION.............................................................................2
         2.1      Contribution and Acquisition....................................................................2
         2.2      Transfer of Contributors' Interest..............................................................2

3.       REPRESENTATIONS AND WARRANTIES OF CONTRIBUTORS CONCERNING THE TRANSACTION................................2
         3.1      Organization and Power..........................................................................2
         3.2      Authorization, No Violations and Notices........................................................2
         3.3      Contributed Interests...........................................................................3
         3.4      No Brokerage Commissions........................................................................3
         3.5      Bingham Approval................................................................................3

4.       ADDITIONAL AGREEMENTS; SURVIVAL..........................................................................3
         4.1      Survival........................................................................................3
         4.2      Further Assurances..............................................................................4
         4.4      Access to Books and Records.....................................................................4

5.       CONDITIONS TO CLOSING....................................................................................4
         5.1      Conditions Precedent to the Contributors' Obligation............................................4
                  (b)      Performance of Agreement...............................................................4
                  (c)      Approvals..............................................................................4
                  (d)      Offering...............................................................................4
                  (e)      Litigation.............................................................................5
                  (g)      Delivery of Closing Documents..........................................................5
         5.2      Conditions Precedent to Acquiror's Obligation...................................................5
                  (a)      The Contributors' Representations and Warranties.......................................5
                  (b)      Performance of Agreement...............................................................5
                  (d)      Delivery of Closing Documents..........................................................5
                  (e)      Litigation.............................................................................5
                  (g)      Licenses and Permits...................................................................6
                  (h)      Approvals..............................................................................6

6.       CLOSING..................................................................................................6
         6.1      Closing.........................................................................................6
         6.2      Documents to Be Delivered at Closing by the Contributors........................................6
         6.3      Documents to be Delivered at Closing by the Acquiror............................................6

7.       MISCELLANEOUS............................................................................................7
         7.1      Notices.........................................................................................7
         7.2      Headings........................................................................................7
         7.3      Governing Law...................................................................................7
         7.4      No Assignment; Benefit..........................................................................7
         7.5      Entire Agreement................................................................................7
         7.6      Counterparts....................................................................................7
         7.7      Waiver..........................................................................................7
         7.8      Amendment.......................................................................................7
         7.9      Brokerage or Finder's Fee.......................................................................8


         7.10     Publicity.......................................................................................8
         7.11     No Third Party Beneficiaries....................................................................8
         7.12     Certain Tax Matters.............................................................................8
         7.13     Covenant of Bingham.............................................................................8
         7.14     No Indemnification..............................................................................8



                             CONTRIBUTION AGREEMENT

         This Contribution Agreement (the "Agreement") is made and entered into as of the 8th day of October, 2003 by and among the entities set forth on Appendix I (collectively, the "Contributors") and Origen Financial, Inc., a Delaware corporation ("Acquiror").

                                    RECITALS

         A. Contributors own all of the equity interests in Origen Financial L.L.C., a Delaware limited liability company ("OFLLC").

         B. Contributors desire to contribute to the Acquiror, and Acquiror desires to acquire from Contributors, all of the equity interests in OFLLC in exchange for consideration, the receipt and sufficiency of which is hereby acknowledged by the Contributors, on the terms and subject to the conditions hereinafter set forth.

                                    COVENANTS

         Now, therefore, for and in consideration of the foregoing Recitals, the mutual covenants and undertakings set forth below and other good and valuable consideration, the receipt and adequacy of which are acknowledged, the Parties agree as follows:

1. CERTAIN DEFINITIONS. For purposes of this Agreement, the following capitalized terms shall have the following meanings (other capitalized terms may be defined elsewhere in this Agreement):

         1.1.     "Bingham" means Bingham Financial Services Corporation.

         1.2.     "Closing" has the meaning set forth in Section 6.1 below.

         1.3.     "Closing Date" has the meaning set forth in Section 6.1 below.

         1.4. "Contributed Interests" means the aggregate of the Contributors' Interests.

         1.5. "Contributor's Interest" means with respect to each Contributor, all right, title and interest of such Contributor in and to the membership interests and the warrants to acquire membership interests of OFLLC set forth opposite such Contributor's name on Appendix I hereto.

         1.6. "Initial Purchase Agreement" means the Purchase Agreement by and between Acquiror and Lehman Brothers Inc. or its affiliates.

         1.7. "Material Adverse Effect" means a material adverse effect on the business, condition (financial or otherwise), or results of operations of the Origen Entities taken as a whole.

         1.8. "Origen Entities" means OFLLC and the Origen Subsidiaries, collectively, and "Origen Entity" means any one of the Origen Entities.

         1.9. "Origen Subsidiaries" means Origen Securitization Company, L.L.C., a Delaware limited liability company, Origen Manufactured Home Financial, L.L.C., a Delaware limited liability company, Origen Insurance Agency, L.L.C., a Virginia limited liability company, Origen Special Purpose, L.L.C., a Delaware limited liability company, Origen Special Purpose II, L.L.C., a Delaware limited liability company, Origen Special Purpose Manager, Inc., a Delaware corporation, Origen Financial of South Dakota, L.L.C., a Delaware limited liability company, Origen Special Holdings Corporation, a Delaware corporation, Origen Credit, L.L.C., a Delaware corporation, Origen Servicing, Inc., a Delaware corporation, Origen M.H. Contract Company, LLC, a Delaware limited liability company, and OF Insurance Agency, Inc., a Louisiana corporation.

         1.10. "Parties" means the Contributors and the Acquiror collectively, and Party means any one of the Parties.

2.       CONTRIBUTION AND ACQUISITION.

         2.1. CONTRIBUTION AND ACQUISITION. Each of the Contributors agrees, at the Closing, to contribute, assign and transfer its Contributor's Interest to the Acquiror and the Acquiror agrees to accept and acquire each Contributor's Interest in exchange for consideration, the receipt and sufficiency of which is hereby acknowledged by the Contributors in accordance with the terms and conditions set forth herein. The parties agree that the Acquiror has the right to designate an alternate entity or person to take title to any of the Contributors' Interests at the time of Closing.

         2.2. TRANSFER OF CONTRIBUTORS' INTEREST. At the Closing, each Contributor shall execute and deliver to Acquiror such documents as Acquiror reasonably requests to evidence the transfer of the Contributor's Interest.

3. REPRESENTATIONS AND WARRANTIES OF CONTRIBUTORS CONCERNING THE TRANSACTION. To induce the Acquiror to enter into this Agreement and to acquire the Contributed Interests, each Contributor, severally (and not jointly), makes the following representations and warranties with respect to itself (except that only Bingham, and none of the other Contributors, makes the representations and warranties contained in
         Section 3.5 below):

         3.1. ORGANIZATION AND POWER. The Contributor is a corporation or limited liability company, as applicable, duly formed, validly existing and in good standing under the law of its jurisdiction of formation, all as set forth on Schedule 3.1. The Contributor has the requisite power and authority to execute and deliver this Agreement and any other document or instrument required to be executed and delivered hereunder, to perform its obligations and to consummate the transactions contemplated hereby and thereby.

         3.2.     AUTHORIZATION, NO VIOLATIONS AND NOTICES.

                  (a) The execution, delivery and performance of this Agreement by the Contributor, and the consummation of the transactions contemplated hereby have been duly authorized, adopted and approved by the manager(s) and member(s) of the Contributor which is a limited liability company and board of directors and shareholders of the Contributor which is a corporation, in each case to the extent required by each entity's organizational documents and applicable law. No other proceedings are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement has been duly executed by the Contributor and is a valid and binding obligation enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to the enforcement of creditors' rights and remedies or by other equitable principles of general application.

                  (b) Except as set forth on Schedule 3.2, neither the execution, delivery, or performance by the Contributor of this Agreement, nor the consummation of the transactions contemplated hereby and under any document executed pursuant hereto will:

                           (i) violate, conflict with, result in a breach of any provision of, constitute a default (or an event that, which, with notice or lapse of time or both, would constitute a default) under, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration, or the creation or imposition of any lien, security interest, charge, or encumbrance upon the Contributor's Interests under any of the terms, conditions, or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement, or other instrument, or obligation to which any Origen Entity or such Contributor is a party, or by which any Origen Entity or such Contributor may be bound or affected, or to which any Origen Entity or such Contributor or its properties or assets may be subject; or

                           (ii) violate any judgment, ruling, order, writ, injunction, decree, statute, rule, or regulation applicable to any Origen Entity or its property or assets or such Contributor or its property or assets.

         3.3. CONTRIBUTED INTERESTS. The Contributor's Interests will be free and clear of all liens and encumbrances on the Closing Date and the Contributor has good, merchantable title thereto and the right to convey its interests in accordance with the terms of this Agreement. Upon delivery of an assignment of membership interests to the Acquiror at Closing in accordance with Section 6.2(b) hereof, good, valid and merchantable title to the Contributor's Interests, free and clear of all liens and encumbrances, will pass to the Acquiror.

         3.4. NO BROKERAGE COMMISSIONS. The Contributor has not engaged the services of, nor has it or will it or Acquiror become liable to, any agent, broker, finder or any other person or entity for any brokerage or finder's fee, commission or other amount with respect to the transactions described herein on account of any action by the Contributor.

         3.5. BINGHAM APPROVAL. The Board of Directors of Bingham has approved this Agreement and has acknowledged that Bingham will not receive any consideration pursuant to this Agreement.

4.       ADDITIONAL AGREEMENTS; SURVIVAL.

         4.1.     SURVIVAL. The representations and warranties set forth in
                  Article 3 of this Agreement shall survive until the earlier of
                  (i) three months after the date the Securities and Exchange Commission declares effective a registration statement registering for resale the shares of common stock of the Acquiror purchased pursuant to the Initial Purchase Agreement and (ii) twelve (12) months after the

                  Closing Date; provided that in no event shall the representations and warranties set forth in Article 3 hereof survive for less than nine (9) months from the Closing Date. No investigation, audit, inspection, review or the like conducted by or on behalf of the Acquiror or the Contributors shall be deemed to terminate the effect of any such representations, warranties and covenants, it being understood that the Acquiror and the Contributors have the right to rely thereon and that each such representation, warranty and covenant constitutes a material inducement to the Acquiror or the Contributors, as applicable, to execute this Agreement and to close the transaction contemplated hereby.

         4.2. FURTHER ASSURANCES. From time to time after the Closing Date, at the Acquiror's reasonable request and without further consideration, the Contributors shall execute and deliver, or cause to be executed and delivered, such further instruments of conveyance, assignment and transfer and shall take such other action as the Acquiror may reasonably request in order to effectuate the contribution of the Contributed Interests and to more effectively convey and transfer the Contributed Interests to the Acquiror. At the Acquiror's reasonable request, the Contributors shall cooperate and use their best efforts to have their officers, directors, employees and agents cooperate with the Acquiror on or after the Closing Date by furnishing information, evidence, testimony and other assistance in connection with any actions, proceedings, arrangements or disputes involving any Origen Entity and which are based on contracts, leases, arrangements or acts of an Origen Entity which were in effect or occurred on or prior to the Closing Date.

         4.3. ACCESS TO BOOKS AND RECORDS. After execution of this Agreement, the Contributors shall, on the reasonable request of the Acquiror, cause each Origen Entity to make the corporate records of each Origen Entity relating to its organization and existence and other corporate materials and information available to the Acquiror for inspection and copying at all times during normal business hours.

5.       CONDITIONS TO CLOSING.

         5.1. CONDITIONS PRECEDENT TO THE CONTRIBUTORS' OBLIGATION. The obligation of the Contributors to consummate the transactions contemplated in this Agreement at the Closing is subject to the satisfaction of all of the following conditions, any of which may be waived (but only in writing) by all of the
                  Contributors:

                  (a) Performance of Agreement. The Acquiror shall have performed and complied in all material respects with all of its obligations under this Agreement which are to have been performed or complied with on or prior to the Closing Date.

                  (b) Approvals. The Acquiror shall have obtained, performed or given all of the consents, approvals, authorizations, designations, declarations, filings and notices deemed advisable by the Contributors.

                  (c) Offering. The Acquiror and Lehman Brothers Inc. or its designees shall have executed and delivered the Initial Purchase Agreement, and the Initial Purchase Agreement shall be in full force and effect.

                  (d) Litigation. There shall not be any litigation, action, suit, claim, proceeding, order, investigation or inquiry pending or threatened before any court or quasi-judicial or administrative agency to, or pursuant to which a judgment, order, decree, stipulation, injunction or charge could be entered, which could: (i) enjoin or prevent the consummation of the transactions contemplated in this Agreement or the Initial Purchase Agreement or (ii) cause any of the transactions contemplated in this Agreement or the Initial Purchase Agreement to be rescinded following consummation thereof.

                  (e) Delivery of Closing Documents. Acquiror shall have executed and delivered, or caused to be executed and delivered, all of the documents described in Section
                           6.3 below. All documents relating to the transactions contemplated in this Agreement shall be reasonably satisfactory in form and content to the Contributors and their legal counsel.

         5.2. CONDITIONS PRECEDENT TO ACQUIROR'S OBLIGATION. The obligation of the Acquiror to consummate the transactions contemplated in this Agreement at the Closing is subject to the satisfaction of all of the following conditions, any of which may be waived (but only in writing) by the Acquiror:

                  (a) The Contributors' Representations and Warranties. All representations, warranties and covenants made by the Contributors in this Agreement shall have been true and correct in all material respects on the date of this Agreement and shall be true and correct in all material respects as of the Closing Date with the same force and effect as if they had been made on and as of such date.

                  (b) Performance of Agreement. Each of the Contributors shall have performed and complied in all material respects with all of its obligations under this Agreement which are to have been performed or complied with on or prior to the Closing Date.

                  (c) Delivery of Closing Documents. Each of the Contributors shall have executed and delivered, or caused to be executed and delivered, all of the documents described in Section 6.2 below. All documents relating to the transactions contemplated in this Agreement shall be reasonably satisfactory in form and content to Acquiror and its legal counsel.

                  (d) Litigation. There shall not be any litigation, action, suit, claim, proceeding, order, investigation or inquiry pending or threatened before any court or quasi-judicial or administrative agency to, or pursuant to which a judgment, order, decree, stipulation, injunction or charge could be entered which could: (i) enjoin or prevent the consummation of the transactions contemplated in this Agreement or the Initial Purchase Agreement, (ii) cause any of the transactions contemplated in this Agreement or the Initial Purchase Agreement to be rescinded following consummation thereof, (iii) adversely affect the right of the Acquiror to own the Contributed Interests, or (iv) otherwise have a Material Adverse Effect.

                  (e) Licenses and Permits. OFLLC will have obtained all material licenses and permits necessary to permit OFLLC to carry on its business from and after the Closing Date.

                  (f) Approvals. OFLLC and the Contributors shall have obtained, performed or given all of the consents, approvals, authorizations, designations, declarations, filings and notices deemed advisable by the Acquiror.

6.       CLOSING

         6.1. CLOSING. The closing (the "Closing") of the transactions contemplated in this Agreement shall be held at the offices of Jaffe, Raitt, Heuer & Weiss, Professional Corporation, One Woodward Avenue, Suite 2400, Detroit, Michigan, immediately prior to the closing of the offering contemplated by the Initial Purchase Agreement or at such other location and time as the Parties may mutually agree. As used in this Agreement, the term "Closing Date" means the date on which the Closing actually occurs.

         6.2. DOCUMENTS TO BE DELIVERED AT CLOSING BY THE CONTRIBUTORS. At the Closing, each of the Contributors shall properly execute (if necessary) and deliver to the Acquiror, or cause to be executed and delivered to the Acquiror, the following:

                  (a) A Closing Certificate, executed by an authorized person of the Contributor, to the effect that (i) all of the representations and warranties made by the Contributor in this Agreement which are qualified as to materiality are true and correct in all respects and all representations and warranties made by the Contributors which are not qualified as to materiality are true and correct in all material respects on the Closing Date with the same force and effect as though made on and as of the Closing Date, except for those representations and warranties that address matters only as of a particular date (which shall be correct in all material respects as of such date), and (ii) such Contributor has performed and complied in all material respects with all of its obligations under this Agreement which are to have been performed or complied with on or prior to the Closing Date.

                  (b) An assignment of membership interests satisfactory to Acquiror evidencing the assignment of the Contributed Interests duly executed by an authorized representative of the Contributor.

                  (c) Such other documents and instruments as are contemplated in this Agreement or as the Acquiror or its counsel may reasonably request in order to evidence or consummate the transactions contemplated in this Agreement or to effectuate the purpose or intent of this Agreement.

         6.3. DOCUMENTS TO BE DELIVERED AT CLOSING BY THE ACQUIROR. At the Closing, the Acquiror shall properly execute and deliver to the Contributors, or cause to be executed and delivered to the Contributors, as the case may be, such documents and instruments as are contemplated in this Agreement or as the Contributors or their counsel may reasonably request in order to evidence or consummate the transactions contemplated in this Agreement or to effectuate the purpose or intent of this Agreement.

7.       MISCELLANEOUS

         7.1. NOTICES. Any notice, request, waiver, information or other document to be given hereunder to any of the Parties by any other Party shall be in writing and shall be deemed to have been duly given if delivered personally, sent by certified mail, postage prepaid, or sent by next day or overnight mail or delivery, to that Party's notice address on the records of the Acquiror.

                  Any Party may change the address to which notices hereunder are to be sent to it by giving written notice of such change of address in the manner herein provided for giving notice. Any notice delivered personally shall be deemed to have been given on the date it is so delivered, any notice delivered by registered or certified mail shall be deemed to have been given on the date it is received and any notice sent by next day or overnight mail or delivery shall be deemed to have been delivered on the next business day.

         7.2. HEADINGS. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

         7.3. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Michigan applicable to contracts made and to be performed therein. The Parties hereto hereby irrevocably submit to the jurisdiction of the courts of the State of Michigan and the federal courts of the United States located in the State of Michigan in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement.

         7.4. NO ASSIGNMENT; BENEFIT. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors, assigns, heirs and legal representatives. This Agreement may not be assigned without the prior written consent of all of the other Parties hereto.

         7.5. ENTIRE AGREEMENT. This Agreement and the exhibits and schedules attached hereto contain the entire agreement of the Parties hereto with respect to the matters set forth herein and the other transactions contemplated herein, and supercede all prior understandings and agreements of the Parties with respect to the subject matter hereof. Any reference herein to this Agreement shall be deemed to include the schedules and appendices attached hereto.

         7.6. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement. Photostatic or facsimile reproductions of this Agreement may be made and relied upon to the same extent as originals.

         7.7. WAIVER. The waiver by any Party of any breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent or similar breach.

         7.8. AMENDMENT. This Agreement may only be amended by written agreement executed by all of the Parties.

         7.9. BROKERAGE OR FINDER'S FEE. Any and all brokerage fees due and payable to any broker, finder, agent or similar intermediary in connection with this Agreement or the transactions contemplated hereby shall be borne by the Party responsible for retaining, or claimed to be responsible for retaining, such broker, finder, agent or similar intermediary.

         7.10. PUBLICITY. No press release or other public announcement related to this Agreement or the transactions contemplated hereby will be issued by any Party hereto without the prior approval of all of the other Parties, except that any Party may make such public disclosure which it believes in good faith to be required by law or by the terms of any listing agreement with a securities exchange (in which case such Party will consult with the other Parties prior to making such disclosure).

         7.11. NO THIRD PARTY BENEFICIARIES. The rights and obligations of the Parties under this Agreement are for the benefit of the Contributors and the Acquiror only, and neither any creditor of any of the Contributors or the Acquiror, nor any other person or entity shall have the right to rely on or enforce the provisions of this Agreement as a third-party beneficiary or otherwise. Without limiting the generality of the foregoing, the rights granted to any of the Contributors or the Acquiror in this Agreement are personal to them, and no receiver, trustee or liquidator of the any of them, or any other person or entity, shall have the right or power to exercise any such rights.

         7.12. CERTAIN TAX MATTERS. As of the Closing Date, OFLLC will cease to qualify as a partnership for tax purposes. The Acquiror shall assume the obligation and expense of filing final partnership tax returns for OFLLC; provided, however, that the Contributors shall have the right to review and comment on such returns prior to the their filing.

         7.13. COVENANT OF BINGHAM. At any time after the Closing Date, Bingham shall afford the Acquiror and its accountants, counsel and other representatives reasonable access during normal business hours, upon reasonable notice, to the books, records and personnel of Bingham to obtain all information concerning the business, results of operations and personnel of Bingham as the Acquiror may reasonably request to assist the Acquiror in the preparation and filing of a registration statement relating to the common stock, $0.01 par value per share of Acquiror with the Securities and Exchange Commission.

         7.14. NO INDEMNIFICATION. Notwithstanding anything to the contrary contained in this Agreement or in any document, agreement or instrument entered into in conjunction with the transactions contemplated in or by this Agreement, no Party shall have any claim against any other Party or Parties for indemnification arising from or as a result of any breach of this Agreement or for any and all actions, suits, proceedings, demands, assessments, judgments, costs and expenses incident to any of the foregoing (whether brought or incurred by a Party or by any third party).


             [the remainder of this page intentionally left blank --
                      the next page is the signature page]

         IN WITNESS WHEREOF, the Parties have executed this Contribution Agreement on or as of October 8th, 2003.

                                    ACQUIROR:

                                    ORIGEN FINANCIAL, INC.,
                                    a Delaware corporation


                                    By:      /s/ Ronald A. Klein
                                       -----------------------------------------

                                    Its:     CEO


                                    CONTRIBUTORS:

                                    SOE, LLC,
                                    a Michigan limited liability company


                                    By:      /s/ Gary Shiffman
                                       -----------------------------------------

                                    Its:     Manager
                                        ----------------------------------------

                                    WOODWARD HOLDING, LLC,
                                    a Michigan limited liability company


                                    By:      /s/ Paul A. Halpern
                                       -----------------------------------------

                                    Its:     Manager

                                    SHIFFMAN FAMILY LLC,
                                    a Michigan limited liability company


                                    By:      /s/ Arthur A. Weiss
                                       -----------------------------------------

                                    Its:     Manager
                                        ----------------------------------------


                                    BINGHAM FINANCIAL SERVICES CORPORATION,
                                    a Michigan corporation


                                    By:      /s/ Ronald A. Klein
                                       -----------------------------------------

                                    Its:     CEO
                                        ----------------------------------------

                                   APPENDIX I

                                  CONTRIBUTORS

                                                                                      CONTRIBUTED WARRANTS TO
                                                                                      -----------------------
                    NAME                         CONTRIBUTED INTEREST                 PURCHASE SERIES E UNITS
                    ----                         --------------------                 -----------------------
   SOE, LLC                                     300,000 Series B Units                        550,000

   Woodward Holding, LLC                        400,000 Series C Units                        400,000

   Shiffman Family LLC                          100,000 Series B Units                         50,000

   Bingham Financial Services Corporation       200,000 Series A Units                           0
